Filed Pursuant to Rule 497(e)
File No. 333-198882

CAREY CREDIT INCOME FUND 2016 T
Prospectus Supplement No. 6 Dated February 25, 2016
To Prospectus Dated July 24, 2015

This prospectus supplement (the “Prospectus Supplement”) is part of, and should be read in conjunction with, the prospectus of Carey Credit Income Fund 2016 T (the "Company"), dated July 24, 2015 (as amended or supplemented, the “Prospectus”). Unless the context indicates otherwise, the information contained in this Prospectus Supplement supersedes the information contained in the Prospectus. Terms used but not defined in the Prospectus Supplement shall have the meanings given to them in the Prospectus. A copy of the Prospectus will be provided by the Company upon request.
SUITABILITY STANDARDS
The Massachusetts and Ohio suitability standards under the caption “Suitability Standards” on page iii of the Prospectus are superseded in their entirety by the following:
    Massachusetts - Each investor's aggregate investment in this offering and in other illiquid direct participation programs (including real estate investment trusts, other BDCs, oil and gas programs, equipment leasing programs, and commodity pools) may not exceed ten percent (10%) of his or her liquid net worth. "Liquid net worth" shall be defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles, minus total liabilities) that is comprised of cash, cash equivalents, and readily marketable securities.
Ohio - Investors may not invest more than ten percent (10%) of their liquid net worth in us, our affiliates, and other non-traded BDCs.  “Liquid net worth” shall be defined as that portion of net worth (total assets, exclusive of home, home furnishings, and automobiles, minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.